UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.      Completion of Acquisition or Disposition of Assets.

On June 4, 2021, a wholly owned subsidiary (“Spotswood Merger Sub”) of Broad Street Realty, Inc. (the “Company”) merged with and into BSV Spotswood Investors LLC (“BSV Spotswood”) with BSV Spotswood surviving as a subsidiary of the Company (the “Spotswood Merger”). The Spotswood Merger was completed pursuant to the previously announced agreement and plan of merger, dated as of May 28, 2019 (as amended, the “Spotswood Merger Agreement”), by and among the Company, Broad Street Operating Partnership, LP (the “Operating Partnership”), Spotswood Merger Sub and BSV Spotswood. Pursuant to the Spotswood Merger Agreement, the Company issued an aggregate of 2,489,497 shares of its common stock and paid an aggregate of $0.2 million in cash to the prior investors in BSV Spotswood as consideration in the Spotswood Merger.

As a result of the Spotswood Merger, the Company acquired Spotswood Valley Square Shopping Center, a retail shopping center located in Harrisonburg, Virginia with approximately 190,650 square feet of gross leasable area. Following the closing of the Spotswood Merger, the Company contributed its interests in BSV Spotswood to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership.

In connection with the closing of the Spotswood Merger, the Company assumed $12.4 million of mortgage indebtedness secured by the Spotswood Valley Square Shopping Center, which bears interest at 4.8235% per annum and matures on July 6, 2023.

As consideration in the Spotswood Merger as a result of their interests in BSV Spotswood, (i) Michael Z. Jacoby, the Company’s chief executive officer and chairman of its board of directors, received 216,458 shares of the Company’s common stock, (ii) Thomas M. Yockey, a director of the Company, received 216,458 shares of the Company’s common stock, (iii) Daniel J.W. Neal, a director of the Company, indirectly received 9,879 shares of the Company’s common stock, (iv) Samuel M. Spiritos, a director of the Company, indirectly received 13,827 shares of the Company’s common stock and (v) Alexander Topchy, the Company’s chief financial officer, received 23,528 shares of the Company’s common stock. The consideration in the Spotswood Merger was negotiated between BSV Spotswood and the prior management team and board of directors of the Company prior to entering into the Spotswood Merger Agreement on May 28, 2019.

As previously disclosed in the Company’s Current Report on Form 8-K filed on May 27, 2021, the Company previously closed the mergers pursuant to which it acquired the Highlandtown Village Shopping Center and Cromwell Field Shopping Center on May 21, 2021 and May 26, 2021, respectively, which were under common management as the Spotswood Valley Square Shopping Center prior to their respective mergers.

Item 3.02.	Unregistered Sales of Equity Securities.

The information under Item 2.01 above regarding the issuance of shares of the Company’s common stock as consideration in the Spotswood Merger is incorporated into this Item 3.02 by reference. The shares of common stock were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended  (the “Securities Act”), and/or Rule 506 of Regulation D thereunder. Issuances of common stock were made only to persons who qualify as “accredited investors” as defined under the Securities Act.

On June 4, 2021, the Company issued to Lamont Street Partners LLC (“Lamont Street”) warrants to purchase 200,000 shares of the Company’s common stock at an exercise price of $2.50 per share (the “Warrants”). The Warrants were issued in connection with Lamont Street’s contribution of an aggregate of $3.9 million to BSV Spotswood and BSV Highlandtown Investors LLC (“BSV Highlandtown”) in exchange for a 1.0% preferred membership interest in each of BSV Spotswood and BSV Highlandtown. The Warrants were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D thereunder. Lamont Street qualifies as an “accredited investor” as defined under the Securities Act.

Item 9.01.Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

The required financial statements of the acquired properties will be filed in accordance with Rule 8-06 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this initial Current Report was required to be filed.

(b)Unaudited Pro Forma Financial Information.

The required pro forma financial statements of the Company will be filed in accordance with Rule 8-05 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than 71 days after the date on which this Current Report was required to be filed.

(d)Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated May 28, 2019, by and among BSV Spotswood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Spotswood Merger Sub LLC (incorporated by reference to Exhibit 2.18 to the Company’s Current Report on Form 8-K filed on May 31, 2019).

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Spotswood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Spotswood Merger Sub LLC (Incorporated by reference to Exhibit 2.18 to the Company’s Current Report on Form 8-K, filed on December 3, 2019).

2.3

Second Amendment to the Agreement and Plan of Merger, dated as of May 28, 2019, by and among BSV Spotswood Investors LLC, Broad Street Operating Partnership, LP, MedAmerica Properties Inc. and BSV Spotswood Merger Sub LLC. (Incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K, filed on December 27, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

June 7, 2021	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer

3